UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

(Name of Registrant as Specified In Its Charter)

(none)

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Goldman Sachs MLP Income Opportunities Fund

Goldman Sachs MLP and Energy Renaissance Fund

200 West Street

New York, New York 10282

NOTICE OF JOINT ANNUAL MEETING

To Be Held On March 26, 2020

February 19, 2020

To the Shareholders of the Goldman Sachs MLP Income Opportunities Fund (“GMZ”) and the Goldman Sachs MLP and Energy Renaissance Fund (“GER”) (each, a “Fund” and together, the “Funds”):

A joint Annual Meeting (the “Meeting”) of the Funds will be held on March 26, 2020, at 9:30 a.m. (Eastern time), at the offices of Goldman Sachs Asset Management, L.P. (“GSAM”), located at 30 Hudson Street, 21st Floor—Room 21L, Jersey City, New Jersey, 07302, and any adjournments or postponements thereof, for the following purposes:

(1)	To elect Trustees of each Fund as outlined below:

a.	For Goldman Sachs MLP Income Opportunities Fund:

(i)	two Class III Trustees, Lawrence W. Stranghoener and Caroline Dorsa.

b.	For Goldman Sachs MLP and Energy Renaissance Fund:

(i)	two Class II Trustees, Linda A. Lang and James A. McNamara.

(2)	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

The matters referred to above are discussed in the joint Proxy Statement attached to this Notice. The Board of your Fund believes that this proposal is in the best interests of the Fund and its Shareholders, and unanimously recommends that you vote “FOR” the election of Trustees of the Funds as set forth in Proposal 1 of this Notice and the joint Proxy Statement.

Shareholders of record at the close of business on February 6, 2020, the record date for the Meeting, are entitled to receive notice of and to vote at the Meeting and at any postponements or adjournments thereof. Each Shareholder is invited to attend the Meeting in person. Please note that if you plan to attend the Meeting, photographic identification as well as proof of ownership of Fund shares, such as a copy of your proxy voting card, voting instruction form or brokerage statement showing your holdings of Fund shares, will be required for admission. If you will not be present at the Meeting, we urge you to sign, date and promptly return the enclosed proxy card or voting instruction form in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote easily and quickly by Internet or by telephone. In order to avoid the additional expense to the Funds of further solicitation, we ask your cooperation in returning your proxy promptly.

By Order of the Boards of Trustees

of Goldman Sachs MLP Income

Opportunities Fund and Goldman Sachs

MLP and Energy Renaissance Fund

Caroline L. Kraus

Secretary

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

To secure the largest possible representation at the Meeting, please mark your proxy card or voting instruction form, sign it, date it, and return it in the postage paid envelope provided (unless you are voting by Internet or by telephone). If you sign, date and return a proxy card or voting instruction form but give no voting instructions, your shares will be voted “FOR” all of the proposals indicated on the card. If you prefer, you may instead vote via the Internet or by telephone. To vote in this manner, you should refer to the directions below.

To vote via the Internet, please access the website found on your proxy card or voting instruction form and follow the on-screen instructions on the website.

To vote by telephone from within the United States, please call the toll-free number found on your proxy card or voting instruction form, and follow the recorded instructions. Shareholders outside the United States should vote via the Internet or by submitting a proxy card or voting instruction form instead.

You may revoke your proxy or voting instruction form at any time at or before the Meeting, by submitting to the Secretary of the Funds, c/o Goldman Sachs Funds, P.O. Box 06050, Chicago, Illinois 60606-6306, a written notice of revocation or subsequently executed proxy or voting instruction form or by attending the Meeting and electing to vote in person.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general guidelines for signing proxy cards may be of assistance to you and will help avoid the time and expense to a Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card or voting instruction form.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card or voting instruction form.

3.	All Other Accounts: The capacity of the individual signing the proxy card or voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/18/98	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o
John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

JOINT ANNUAL MEETING

OF

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

200 West Street

New York, New York 10282

JOINT PROXY STATEMENT

February 19, 2020

This joint Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of each of the Goldman Sachs MLP Income Opportunities Fund (“GMZ”) and the Goldman Sachs MLP and Energy Renaissance Fund (“GER”) (each, a “Fund” and together, the “Funds”) for use at the Funds’ joint Annual Meeting to be held at the offices of Goldman Sachs Asset Management, L.P. (“GSAM” or “Investment Adviser”), located at 30 Hudson Street, 21st Floor—Room 21L, Jersey City, New Jersey, 07302, on March 26, 2020, at 9:30 a.m. (Eastern time), or any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Joint Annual Meeting. Such meeting and any postponement or adjournment thereof is referred to as the “Meeting.” Please note that if you plan to attend the Meeting, photographic identification as well as proof of ownership of Fund shares, such as a copy of your proxy voting card, voting instruction form or brokerage statement showing your holdings of Fund shares, will be required for admission. This joint Proxy Statement, the accompanying Notice of Joint Annual Meeting, and the accompanying proxy card and voting instruction form (or, if applicable, the appropriate notice of where to access these materials) are being mailed to Shareholders on or about February 21, 2020.

The Trustees have fixed the close of business on February 6, 2020 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting (the “Record Date”). Shareholders of record of a Fund on the Record Date are entitled to one vote per share at the Meeting. As of the Record Date, the number of outstanding shares of beneficial interest of each Fund was:

Fund	Ticker Symbol	Shares Outstanding
Goldman Sachs MLP Income Opportunities Fund	GMZ	44,538,428
Goldman Sachs MLP and Energy Renaissance Fund	GER	79,468,351

It is expected that the solicitation of proxies will be primarily by mail. The Funds’ officers, and personnel of the Funds’ investment adviser and transfer agent and any authorized proxy solicitation agent, may also solicit proxies by telephone, facsimile, Internet or in person. If a Fund records votes through the Internet or by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their identities have been properly recorded.

The Funds will pay all expenses associated with this joint Proxy Statement and solicitation, in a manner agreed upon by the Boards of Trustees. The Funds have engaged Computershare Fund Services (“CFS”), an independent proxy solicitation firm, to assist in the proxy solicitation. The cost of proxy solicitation services (which include printing, distribution, solicitation and tabulation services) with respect to GMZ and GER is estimated to be approximately $33,000 and $44,000, respectively, plus reasonable out-of-pocket expenses.

To vote by mail, sign, date and promptly return the enclosed proxy card or voting instruction form in the accompanying postage pre-paid envelope. To vote by Internet or telephone, please use the control number on your proxy card or voting instruction form and follow the instructions as described on your proxy card or voting instruction form. If you have any questions regarding the proxy materials, please contact your Fund at 1-866-434-7510. If the enclosed proxy card or voting instruction form is properly executed and received prior to the Meeting and has not been revoked, the shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or voting instruction form or, if no instructions are marked on the returned proxy card or voting instruction form, the proxy card or voting instruction form will be voted “FOR” the election of the Nominees described in this joint Proxy Statement, and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Any person giving a proxy may revoke it at any time before it is exercised by submitting to the Secretary of the Funds, c/o Goldman Sachs Funds, P.O. Box 06050, Chicago, Illinois 60606-6306, a written notice of revocation or subsequently executed proxy or voting instruction form or by attending the Meeting and electing to vote in person.

If (i) you are a member of a household in which multiple Shareholders of a Fund share the same address, (ii) your shares are held in “street name” and (iii) your broker or bank has received consent to household material, then your broker or bank may have sent to your household only one copy of this joint Proxy Statement, unless your broker or bank previously received contrary instructions from a Shareholder in your household. If you are part of a household that has received only one copy of this joint Proxy Statement, your Fund will deliver promptly a separate copy of this joint Proxy Statement to you upon written or oral request. To receive a separate copy of this joint Proxy Statement, please contact your Fund by calling toll free 1-866-434-7510 or by mail at such Fund, c/o Goldman Sachs Funds, P.O. Box 06050, Chicago, Illinois 60606-6306. If your shares are held with certain banks, trust companies, brokers, dealers, investment advisers and other financial intermediaries (each, an “Authorized Institution”) and you would like to receive a separate copy of future proxy statements, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your Authorized Institution.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING TO BE HELD ON MARCH 26, 2020

This joint Proxy Statement is available online at https://www.proxy-direct.com/gld-31081 (please have the control number found on your proxy card or voting instruction form ready when you visit this website).

In addition, copies of each Fund’s most recent annual and semi-annual report, including financial statements, have previously been mailed to Shareholders. Each Fund will furnish to any Shareholder upon request, without charge, an additional copy of such Fund’s most recent annual report and semi-annual report to Shareholders. Annual reports and semi-annual reports to Shareholders may be obtained by writing to: the Fund, c/o Goldman Sachs Funds, P.O. Box 06050, Chicago, Illinois 60606-6306; or by telephone toll-free at 1-800-621-2550.

PROPOSAL 1

ELECTION OF TRUSTEES

Proposal 1 relates to the election of Trustees to the Board of Trustees of each Fund (each, a “Board” and together, the “Boards”). Shareholders of the Goldman Sachs MLP Income Opportunities Fund (“GMZ”) are being asked to elect two Class III Trustees, Lawrence W. Stranghoener and Caroline Dorsa. Shareholders of the Goldman Sachs MLP and Energy Renaissance Fund (“GER”) are being asked to elect two Class II Trustees, Linda A. Lang and James A. McNamara (each, a “Nominee” and together, the “Nominees”).

Each Board is divided into three classes. For every class, a Trustee holds office for a three-year term (or for an initial period that is consistent with the election schedule of his or her respective classes) and until his or her successor is duly elected and qualifies, or until his or her earlier death, resignation, removal or disqualification. Shareholders of GMZ are being asked to elect two Class III Trustees (Lawrence W. Stranghoener and Caroline Dorsa). Shareholders of GER are being asked to elect two Class II Trustees (Linda A. Lang and James A. McNamara). Each Nominee has indicated his or her willingness to serve if elected.

Information concerning the Nominees and other relevant factors is provided below. Using the enclosed proxy card or voting instruction form or voting by the Internet or by telephone, a Shareholder may authorize proxies to vote his or her shares for the Nominees or may withhold from the proxies authority to vote his or her shares for the Nominees. If the enclosed proxy card or voting instruction form is properly executed and received prior to the Meeting (and has not been revoked) but no instructions are marked, the proxies will vote “FOR” the Nominees. Each Nominee has consented to his or her nomination and has agreed to serve if elected. If, at the time of the Meeting, for any reason, any Nominee is not available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute Nominee, if any, as the Trustees may designate. The Funds have no reason to believe that it will be necessary to designate a substitute Nominee.

Each Fund’s Governance and Nominating Committee, which is responsible for reviewing and making recommendations to the Boards with respect to the composition of the Board, reviewed the requisite skills of the Nominees and criteria for new Trustees. Each Board believes that this proposal is in the best interests of the Fund and its Shareholders, and unanimously recommends that you vote “FOR” the election of all Nominees.

The following table sets forth the names of the Nominees and the current Trustees and their addresses, ages, terms of office (including length of time served as a Trustee, as applicable), principal occupations for at least the past five years, any other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or are registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”), and the number of portfolios in the Goldman Sachs Fund Complex (as defined below) that they oversee (or will oversee if elected). The Nominees and Trustees who are not deemed to be “interested persons” of the Funds are referred to as

“Independent Trustees.” The Nominee who is deemed to be an “interested person” of the Funds is referred to as “Interested Trustee.”

Independent Trustees
Name, Address and Age (1)	Position Held with the Funds	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee (4)
Lawrence W. Stranghoener Age: 65	Chairman of the Board of Trustees / Nominee	Class III; Since 2015; Chairman of the Board of Trustees; Since 2017

Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003– Present); Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011–Present); and was formerly Interim Chief Executive Officer (2014); and Executive Vice President and Chief Financial Officer (2004–2014), Mosaic Company (a fertilizer manufacturing company).

Chairman of the Board of Trustees—GMZ; GER; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				44	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

Caroline Dorsa Age: 60	Trustee / Nominee	Class III; Since 2016	Ms. Dorsa is retired. She is Director, Biogen Inc. (a biotechnology company) (2010–Present); Director, Intellia Therapeutics Inc. (a gene-editing company) (2015–Present); and Director, Illumina, Inc. (a life sciences company) (2017–Present). She was formerly Executive Vice President and Chief Financial Officer, Public Service Enterprise Group, Inc. (a generation and energy services company) (2009–2015); Senior Vice President, Merck & Co, Inc. (a pharmaceutical company) (2008–2009 and 1987–2007); Senior Vice President and Chief Financial Officer, Gilead Sciences, Inc. (a pharmaceutical company) (2007–2008); and	44	Biogen Inc. (a biotechnology company); Intellia Therapeutics Inc. (a gene- editing company); Illumina, Inc. (a life sciences company)

Name, Address and Age (1)	Position Held with the Funds	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee (4)

Senior Vice President and Chief Financial Officer, Avaya, Inc. (a technology company) (2007).

Trustee—GMZ; GER; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Linda A. Lang Age: 61	Trustee / Nominee	Class II; Since 2016	Ms. Lang is retired. She was formerly Chair of the Board of Directors, (2016–2019) and Member of the Board of Directors, WD-40 Company (2004–2019); Chairman and Chief Executive Officer (2005–2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003–2005). Previously, Ms. Lang served as an Advisory Board Member of GMZ and GER (February 2016–March 2016). Trustee—GMZ; GER; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	44	None

Michael Latham Age: 54	Trustee	Class I; Since 2015	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business, including Chairman (2011–2014); Global Head (2010–2011); U.S. Head (2007–2010); and Chief Operating Officer (2003–2007). Trustee—GMZ; GER; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	44	None

Interested Trustee
Name, Address and Age (1)	Positions Held with the Funds	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee (4)
James A. McNamara* Age: 57	President and Trustee / Nominee	Class II; Since 2013 (GMZ), 2014 (GER)	Advisory Director, Goldman Sachs (January 2018–Present); Managing Director, Goldman Sachs (January 2000–December 2017); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993–April 1998). President and Trustee—GMZ; GER; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	165	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and/or owns securities issued by The Goldman Sachs Group, Inc. He also holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs Funds, P.O. Box 06050, Chicago, Illinois 60606-6306.
(2)

After a Trustee’s initial term, each Trustee is eligible to serve for successive three-year terms concurrent with the class of Trustees in which he or she serves, subject to such policies as may be adopted by the Board from time-to-time.

•	Class I Trustee currently serves a three-year term ending in 2021 for GMZ and 2022 for GER.
•	Class II Trustees currently serve a three-year term ending in 2022 for GMZ and 2020 for GER.
•	Class III Trustees currently serve a three-year term ending in 2020 for GMZ and 2021 for GER.

The Board has adopted polices which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

(3)

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of February 19, 2020, Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio; Goldman Sachs ETF Trust consisted of 40 portfolios (21 of which offered shares to the public); Goldman Sachs Trust consisted of 89 portfolios; Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; and Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public). Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund did not offer shares to the public.

(4)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

No Trustee or Nominee who is not an interested person of the Funds, or any immediate family member of such person, owns securities in the Investment Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser.

The significance or relevance of a Trustee’s particular experience, qualifications, attributes and/or skills is considered by each Board on an individual basis. Experience, qualifications, attributes and/or skills common to all Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of the Investment Adviser and its affiliates, other service providers, legal counsel and the Funds’ independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Fund and its shareholders. Each Governance and Nominating Committee’s charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Trustees. Based on the Nominees’ experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of the current Trustees, each Board has concluded that the Nominees should serve as Trustees. Below is a brief discussion of the experience, qualifications, attributes and/or skills of the Nominees and each of the current Trustees as of February 19, 2020 that led each Board to conclude that such individual should serve as a Trustee.

Lawrence W. Stranghoener. Mr. Stranghoener has served as a Class III Trustee of each of GMZ and GER since 2015 and Chairman of the Board of Trustees since 2017. Mr. Stranghoener is retired. Mr. Stranghoener is Chairman of the Board of Directors of Kennametal, Inc., a global manufacturer and distributor of tooling and industrial materials. He is also a member of the Board of Directors of Aleris Corporation and Aleris International, Inc., which provides aluminum rolled products and extrusions, aluminum recycling, and specification alloy production, where he chairs the Audit Committee and also serves on the Compensation Committee. Previously, Mr. Stranghoener held several senior management positions at Mosaic Company, a fertilizer manufacturing company, where he worked for 10 years, most recently as Interim Chief Executive Officer, Executive Vice President and Chief Financial Officer. As Executive Vice President and Chief Financial Officer at Mosaic Company, Mr. Stranghoener implemented public company processes, policies and performance standards to transition the company from private to public ownership and oversaw the company’s controller, treasury, tax, investor relations, strategy and business development, and internal audit functions. He also led the integration of Mosaic Company with IMC Global, Inc. during their merger. Previously, Mr. Stranghoener served for three years as Executive Vice President and Chief Financial Officer for Thrivent Financial, a non-profit, financial services organization and Techies.com, an internet-based professional services company. Mr. Stranghoener also held several senior management positions at Honeywell International, Inc. where he worked for 17 years, most recently as Vice President and Chief Financial Officer. Based on the foregoing, Mr. Stranghoener is experienced with financial and investment matters.

Caroline Dorsa. Ms. Dorsa has served as a Class III Trustee of each of GMZ and GER since 2016. Ms. Dorsa is retired. Ms. Dorsa has been designated as the Board’s “audit committee financial expert” given her extensive accounting and finance experience. Ms. Dorsa is a member of the Board of Directors of Biogen Inc., a biotechnology company, where she chairs the Audit Committee and also serves on the Risk Committee. In addition, Ms. Dorsa also serves as a member of the Board of Directors of Intellia Therapeutics Inc., a gene-editing company, where she chairs the Audit Committee and serves on the Compensation Committee and Nominating and Corporate Governance Committee. Furthermore, Ms. Dorsa serves as a member of the Board of Directors of Illumina, Inc., a life sciences company, where she serves on the Audit Committee. Previously, she served as Executive Vice President and Chief Financial Officer of Public Service Enterprise Group, Inc. (“PSEG”), a generation and energy services company. As Executive Vice President and Chief Financial Officer, Ms. Dorsa was responsible for finance, accounting and internal audit, risk management and investor relations. Prior to becoming Chief Financial Officer, she was a member of PSEG’s Board of Directors and a member of its Audit, Corporate Governance and Finance committees for six years. Prior to joining PSEG, Ms. Dorsa held various management positions at Merck &Co, Inc., where she worked for over 20 years, most recently in the position of Senior Vice President of Global Human Health Strategy and Integration. As Vice President and Treasurer of Merck from 1994 through 2006, her responsibilities also included the global tax function, transfer pricing, global entity management and financial planning for both the research and manufacturing divisions. Based on the foregoing, Ms. Dorsa is experienced with financial and investment matters.

Linda A. Lang. Ms. Lang has served as a Class II Trustee of each of GMZ and GER since 2016. Ms. Lang is retired. Ms. Lang was formerly Chair of the Board of Directors of WD-40 Company, a global consumer products company, where she served on the Compensation and Finance Committees. Ms. Lang also previously held several senior management positions at Jack in the Box, Inc., a restaurant company listed on The NASDAQ Stock Market, where she worked for 30 years, most recently as Chairman and Chief Executive Officer. Over that time, she was involved in the areas of strategic planning, capital structure and deployment, and enterprise risk management. Ms. Lang previously served on the Board of Directors of the San Diego Regional Economic Development Corporation and as a Trustee of the California State University System. In addition, she also serves as a member of the Board of Directors of San Diego State University’s College of Business Administration and is a member of the Corporate Directors Forum. Based on the foregoing, Ms. Lang is experienced with financial and investment matters.

Michael Latham. Mr. Latham has served as a Class I Trustee of each of GMZ and GER since 2015. Mr. Latham is retired. Previously, he held several senior management positions for 15 years with the iShares exchange-traded fund business owned by BlackRock, Inc. and previously owned by Barclays Global Investors, most recently as Chairman and Global Head of the business. In that capacity he was one of the lead executives responsible for the growth of the business. He was also involved in governance of the iShares funds, serving initially as Principal Financial Officer and later as President and Principal Executive Officer and a member of the Board of Directors. Mr. Latham is a certified public accountant, and before joining Barclays Global Investors, he worked at Ernst and Young for over five years. Based on the foregoing, Mr. Latham is experienced with accounting, financial and investment matters.

James A. McNamara. Mr. McNamara has served as a Class II Trustee and President of GMZ since 2013 and GER since 2014. He has also served as a Trustee and President of the Goldman Sachs Fund Complex since 2007 and has served as an officer of the Goldman Sachs Fund Complex since 2001. Mr. McNamara is an Advisory Director to Goldman Sachs. Prior to retiring as Managing Director at Goldman Sachs in 2017, Mr. McNamara was head of Global Third Party Distribution at GSAM and was previously head of U.S. Third Party Distribution. Prior to that role, Mr. McNamara served as Director of Institutional Fund Sales. Prior to joining Goldman Sachs, Mr. McNamara was Vice President and Manager at Dreyfus Institutional Service Corporation. Based on the foregoing, Mr. McNamara is experienced with financial and investment matters.

Information Concerning Meetings of Trustees and Standing Board Committees

The Trustees held five meetings during the fiscal year ended November 30, 2019. No Trustee attended fewer than seventy-five percent of the meetings held by the Board or by any committee of which he or she was a member while he or she was a Trustee during such year. None of the Trustees attended the 2018 Annual Meeting of Shareholders.

Each Board has established five standing committees in connection with their governance of its Fund – Audit, Governance and Nominating, Compliance, Contract Review and Valuation.

Audit Committee

Each Audit Committee oversees the audit process and provides assistance to its Board in fulfilling its responsibilities in overseeing financial reporting. Each Audit Committee also assists its Board with the oversight of the Fund’s compliance with regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits. Each Committee has been established by and among the Trustees for the purpose of, among other things, assisting the applicable Board with oversight of (1) the integrity of the Fund’s financial statements, (2) the Fund’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence (in connection with evaluation and selection of the independent auditor), (4) the performance of the Fund’s internal audit function and independent auditor, and (5) preparation of the Audit Committee report required to be included in the Fund’s proxy statement. All of the Independent Trustees serve on each Audit Committee. None of the members of the Audit Committees has any relationship to the Funds that may interfere with the exercise of his or her independence from management or the Funds, and each is independent as defined under the listing standards of the New York Stock Exchange (“NYSE”) applicable to closed-end funds. Caroline Dorsa has been designated as each Board’s “audit committee financial expert.” Ms. Dorsa simultaneously serves on the audit committees of more than three public companies and the Board has determined that her simultaneous service on the audit committees of other public companies does not impair her ability to effectively serve on each Audit Committee. Each Audit Committee held four meetings during the fiscal year ended November 30, 2019. Each Audit Committee acts according to the Audit Committee charter, a copy of which is attached hereto as Exhibit A.

Audit Committee Report

Each Audit Committee has: (a) reviewed and discussed the Fund’s audited financial statements with the management of the Fund; (b) discussed with the independent auditor the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Standard No. 16, as modified or supplemented; and (c) received the written disclosures and the letter from the independent auditor required by applicable requirements of the PCAOB Ethics and Independence Rule 3526 regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the auditor’s independence.

The members of each Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, each Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund’s independent auditor. Accordingly, each Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, each Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund’s independent auditor, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the charter and those discussed above, the Audit Committee of each Fund recommended to the applicable Board that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended November 30, 2019.

SUBMITTED BY THE AUDIT COMMITTEE OF EACH FUND’S BOARD OF TRUSTEES

Caroline Dorsa

Linda A. Lang

Michael Latham

Lawrence P. Stranghoener

Governance and Nominating Committee

Each Governance and Nominating Committee has been established to: (i) assist the applicable Board in matters involving fund governance and industry best practices; (ii) with respect to the selection and nomination of Independent Trustees, satisfying certain regulatory requirements adopted by the SEC; and (iii) advise the applicable Board from time to time on ways to improve its effectiveness. All of the Independent Trustees serve on each Governance and Nominating Committee. Each Governance and Nominating Committee held two meetings during the fiscal year ended November 30, 2019. Each Governance and Nominating Committee acts pursuant to a written charter, a copy of which is attached hereto as Exhibit B.

In connection with the selection and nomination of candidates to each Board, each Governance and Nominating Committee evaluates the qualifications of candidates for Board membership and their independence from the Fund’s investment adviser and other principal service providers. Persons selected as Independent Trustee candidates must be independent under the provisions of the 1940 Act. In this regard, with respect to the Independent Trustee Nominee, each Governance and Nominating Committee considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment adviser or other service providers). Without limiting the foregoing, each Governance and Nominating Committee considers, among other criteria, a candidate’s: (i) experience in business, financial or investment matters or in other fields of endeavor; (ii) financial literacy and/or whether he or she is an “audit committee financial expert” as defined in Item 3 of Form N-CSR; (iii) reputation; (iv) ability to attend scheduled Board and committee meetings; (v) general availability to attend to Board business on short notice; (vi) actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Fund; (vii) length of potential service; (viii) commitment to the representation of the interests of the Funds and their shareholders; (ix) commitment to maintaining and improving Trustee skills and education; and (x) experience in corporate governance and best business practices. Each Governance and Nominating Committee will also consider the diversity of the applicable Board’s composition as part of the selection and nomination process. In considering the selection and nomination of the Independent Trustee candidate, it is expected that each Governance and Nominating Committee will consult with the Interested Trustee of the Fund and such other persons as the Governance and Nominating Committee deems appropriate.

While each Governance and Nominating Committee is solely responsible for the selection and nomination of the applicable Fund’s Trustees, each Governance and Nominating Committee shall review and consider nominations for the office of Trustee made by management and by Fund shareholders who have sent nominations (which includes the information required by the Fund’s By-Laws) to the Secretary of the Funds, as the Trustees deem appropriate. Nominee recommendations should be submitted to the Fund at its mailing address stated in the Fund’s prospectus and should be directed to the attention of such Fund’s Governance and Nominating Committee. Each Fund will furnish, without charge, a copy of its By-Laws to any Shareholder requesting such By-Laws. Requests for the Fund’s By-Laws should be made in writing to the Fund, c/o Goldman Sachs Funds, P.O. Box 06050, Chicago, Illinois 60606-6306.

Compliance Committee

Each Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the applicable Fund; and (ii) insofar as they relate to services provided to the applicable Fund, of the Fund’s investment adviser, principal underwriter, administrator (if any), and transfer agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by such Fund’s Audit Committee. In addition, each Compliance Committee provides assistance to the full Board with respect to compliance matters. All of the Independent Trustees serve on the Compliance Committee. Each Compliance Committee met three times during the fiscal year ended November 30, 2019.

Contract Review Committee

Each Contract Review Committee has been established for the purpose of overseeing the processes of the applicable Board for reviewing and monitoring performance under such Fund’s investment management, transfer agency, and certain other agreements with the Fund’s Investment Adviser and its affiliates. Each Contract Review Committee is also responsible for overseeing such Board’s processes for considering and reviewing performance under the operation of the Fund’s service, shareholder administration and other plans, and any agreements related to the plans. Each Contract Review Committee also provides appropriate assistance to such Board in connection with the Board’s approval, oversight and review of the Fund’s other service providers including, without limitation, the Fund’s custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. All of the Independent Trustees serve on the Contract Review Committee. The Contract Review Committee met one time during the fiscal year ended November 30, 2019.

Valuation Committee

Each Valuation Committee is authorized to act for its respective Board in connection with the valuation of portfolio securities held by each Fund in accordance with the Funds’ Valuation Procedures. Mr. McNamara and Joseph F. DiMaria serve on the Valuation Committee. The Valuation Committee met twelve times during the fiscal year ended November 30, 2019.

Shareholder Communications

Shareholders may send communications to each Board. Shareholders should send written communications intended for a Board by addressing the communication to the individual Trustee, c/o Goldman Sachs Funds, P.O. Box 06050, Chicago, Illinois 60606-6306.

Risk Oversight

The Boards are responsible for the oversight of the activities of their respective Funds, including oversight of risk management. Day-to-day risk management with respect to the Funds is the responsibility of GSAM, or other service providers (depending on the nature of the risk) subject to supervision by GSAM. The risks of the Funds include, but are not limited to, investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Each of GSAM and the other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the Funds and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the Boards recognize that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some risks are simply beyond the control of the Fund or GSAM, its affiliates or other service providers.

Each Board effectuates its oversight role primarily through regular and special meetings of the Board and Board committees. In certain cases, risk management issues are specifically addressed in presentations and discussions. For example, GSAM has an independent dedicated Market Risk Group that assists GSAM in managing investment risk. Representatives from the Market Risk Group regularly meet with the Boards to discuss their analysis and methodologies. In addition, investment risk is discussed in the context of regular presentations to each Board on Fund strategy and performance. Other types of risk are addressed as part of presentations on related topics (e.g. compliance policies) or in the context of presentations focused specifically on one or more risks. Each Board also receives reports from GSAM management on operational risks, reputational risks and counterparty risks relating to the Fund.

Board oversight of risk management is also performed by various Board committees. For example, each Audit Committee meets with both the applicable Fund’s Management and GSAM’s internal audit group to review risk controls in place that support the Fund as well as test results, and each Compliance Committee meets with the Chief Compliance Officer and representatives of GSAM’s compliance group to review testing results of the Fund’s compliance policies and procedures and other compliance issues. Board oversight of risk is also performed as needed between meetings through communications between GSAM and the Boards. Each Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. Each Board’s oversight role does not make the Board a guarantor of such Fund’s investments or activities.

Board Compensation

Each Independent Trustee is compensated with an annual fee for his or her services as a Trustee of a Fund and as a member of such Fund’s Governance and Nominating Committee, Compliance Committee, Contract Review Committee and Audit Committee. The Chairman and “audit committee financial expert” receive additional compensation for their services. The Independent Trustees are also reimbursed for travel expenses incurred in connection with attending meetings. Each Fund may also pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

The following table sets forth certain information with respect to the compensation of each Trustee of the Funds for the fiscal year ended November 30, 2019:

Name of Trustee	Goldman Sachs MLP Income Opportunities Fund	Goldman Sachs MLP and Energy Renaissance Fund	Pension or Retirement Benefits Accrued as Part of the Funds’ Expenses	Total Compensation From Fund Complex (including the Funds) (4)(5)
Lawrence P. Stranghoener(1)	$50,000	$50,000	None	$231,964
Caroline Dorsa(2)	$40,000	$40,000	None	$190,408
Linda A. Lang	$35,000	$35,000	None	$184,618
Michael Latham	$35,000	$35,000	None	$183,571
James A. McNamara(3)	—	—	None	—

1	Includes compensation as Board Chairman.
2	Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.
3	Mr. McNamara is an Interested Trustee, and as such, receives no compensation from the Funds or the Goldman Sachs Fund Complex.
4

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of February 19, 2020, Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio; Goldman Sachs ETF Trust consisted of 40 portfolios (21 of which offered shares to the public); Goldman Sachs Trust consisted of 89 portfolios; Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; and Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public). Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund did not offer shares to the public.

5	Includes fees paid with respect to Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund (B) LLC.

NOMINEE/TRUSTEE OWNERSHIP OF FUND SHARES

The following table shows the dollar range of shares beneficially owned by each Nominee/Trustee in the investment portfolios of the Funds and the Goldman Sachs Fund Complex as of February 6, 2020:

Name of Nominee/Trustee	Dollar Range of Equity Securities in the Funds (1)	Aggregate Dollar Range of Equity Securities in All Portfolios in Fund Complex Overseen By Nominee/Trustee
Independent Trustees/Nominees
Lawrence P. Stranghoener	GMZ: None GER: Over $100,000	Over $100,000
Caroline Dorsa	GMZ: None GER: None	Over $100,000
Linda A. Lang	GMZ: Over $100,000 GER: Over $100,000	Over $100,000
Michael Latham	GMZ: $50,001 – 100,000 GER: None	Over $100,000
Interested Trustee/Nominee
James A. McNamara	GMZ: $10,001 – 50,000 GER: $10,001 – 50,000	Over $100,000

(1)	Includes the value of shares beneficially owned by each Nominee/Trustee in the Funds.

As of February 6, 2020, the Nominees, Trustees and Officers of each Fund as a group owned less than 1% of the outstanding shares of beneficial interest of such Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE NOMINEES LISTED ABOVE.

OFFICERS OF THE FUNDS

The following table sets forth the names of the Funds’ officers and their ages, terms of office, including length of time served as officer, and principal occupations for the past five years. As a result of the responsibilities assumed by the Funds’ investment adviser, custodian and distributor, the Funds have no employees. The Funds’ officers do not receive any compensation from the Funds for serving as such.

Officers of the Funds
Name, Age And Address	Position(s) Held With the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2013 (GMZ), 2014 (GER)

Advisory Director, Goldman Sachs (January 2018–Present); Managing Director, Goldman Sachs (January 2000–December 2017); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993–April 1998).

President and Trustee—GMZ; GER; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015–Present) and Vice President—Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010–October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer—GMZ (previously Assistant Treasurer (2017)); GER (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Julien Yoo 200 West Street New York, NY 10282 Age: 48	Chief Compliance Officer	Since 2016

Managing Director, Goldman Sachs (January 2020–Present); Vice President, Goldman Sachs (December 2014–December 2019); Contingent Worker, Goldman Sachs (September 2013–May 2014); and Vice President, Morgan Stanley Investment Management (2005–2010).

Chief Compliance Officer—GMZ; GER; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.;

Officers of the Funds
Name, Age And Address	Position(s) Held With the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Peter W. Fortner 30 Hudson Street Jersey City, NJ 07302 Age: 62	Assistant Treasurer	Since 2013 (GMZ), 2014 (GER)

Vice President, Goldman Sachs (July 2000–Present); and Principal Accounting Officer, Commerce Bank Mutual Fund Complex (2008–Present).

Assistant Treasurer—GMZ; GER; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Tyler Hanks 222 S. Main St Salt Lake City, UT 84101 Age: 37	Assistant Treasurer	Since 2019

Vice President, Goldman Sachs (January 2016–Present); and Associate, Goldman Sachs (January 2014–January 2016).

Assistant Treasurer—GMZ; GER; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Kirsten Frivold Imohiosen 200 West Street New York, NY 10282 Age: 49	Assistant Treasurer	Since 2019

Managing Director, Goldman Sachs (January 2018–Present); and Vice President, Goldman Sachs (May 1999–December 2017).

Assistant Treasurer—GMZ; GER; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Steven Z. Indich 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer	Since 2019

Vice President, Goldman Sachs (February 2010–Present).

Assistant Treasurer—GMZ; GER; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Officers of the Funds
Name, Age And Address	Position(s) Held With the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Carol Liu 30 Hudson Street Jersey City, NJ 07302 Age: 45	Assistant Treasurer	Since 2019

Vice President, Goldman Sachs (October 2017–Present); Tax Director, The Raine Group LLC (August 2015–October 2017); and Tax Director, Icon Investments LLC (January 2012–August 2015).

Assistant Treasurer—GMZ; GER; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Levee Brooks 200 West Street New York, NY 10282 Age: 38	Vice President	Since 2019

Managing Director, Goldman Sachs (2017–Present); Vice President, Goldman Sachs (2009–2017); Associate, Goldman Sachs (2006–2009); Analyst, Goldman Sachs (2005–2006); and Chairman of the Board of Directors, Moogi, Inc. (2008–2013).

Vice President—GMZ; GER; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Patrick Hyland 200 West Street New York, NY 10282 Age: 45	Vice President	Since 2019

Vice President, Goldman Sachs (2010–Present).

Vice President—GMZ; GER; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Michael Twohig 200 West Street New York, NY 10282 Age: 54	Vice President	Since 2019	Vice President, Goldman Sachs (2014–Present). Vice President—GMZ; GER; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2013 (GMZ), 2014 (GER)

Managing Director, Goldman Sachs (January 2016–Present); Vice President, Goldman Sachs (August 2006–December 2015); Associate General Counsel, Goldman Sachs (2012–Present); Assistant General Counsel, Goldman Sachs (August 2006–December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002–2006).

Secretary—GMZ; GER; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman

Officers of the Funds
Name, Age And Address	Position(s) Held With the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Robert L. Griffith 200 West Street New York, NY 10282 Age: 45	Assistant Secretary	Since 2013 (GMZ), 2014 (GER)

Vice President, Goldman Sachs (August 2011–Present); Associate General Counsel, Goldman Sachs (December 2014–Present); Assistant General Counsel, Goldman Sachs (August 2011–December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010–2011); and Associate, Simpson Thacher & Bartlett LLP (2005–2010).

Assistant Secretary—GMZ; GER; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

[1]

Officers hold office at the pleasure of the Board until the next election of officers or until his or her successor is chosen and qualified or in each case, until his or her sooner death, resignation or removal from office. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

At a meeting of each Board of Trustees held on December 18, 2019, each Audit Committee selected and recommended, and the Boards, including a majority of the Independent Trustees, approved, the selection of PricewaterhouseCoopers LLP to act as independent registered public accountant for each Fund for the fiscal year ending November 30, 2020.

Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting but will be available by telephone to respond to appropriate questions from shareholders if necessary. Representatives of PricewaterhouseCoopers LLP will be given the opportunity to make statements at the Meeting, if they so desire.

Audit Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for professional services for the audit of the annual financial statements for GMZ’s fiscal years ended November 30, 2018 and November 30, 2019 was $56,000 and $63,500, respectively. The aggregate fees billed by PricewaterhouseCoopers LLP for professional services for the audit of the annual financial statements for GER’s fiscal years ended November 30, 2018 and November 30, 2019 was $56,000 and $63,500, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

No audit-related fees were billed by PricewaterhouseCoopers LLP for the fiscal years ended November 30, 2018 and November 30, 2019.

Audit-related fees are for any services rendered to a Fund that are reasonably related to the performance of the audits of the financial statements (but not reported as audit fees above). These services include attestation services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

The aggregate audit-related fees billed by PricewaterhouseCoopers LLP to GSAM and any entity controlling, controlled by, or under common control with GSAM, that provides ongoing services to the Funds, for engagements directly related to the GMZ operations and financial reporting, for the fiscal years ended November 30, 2018 and November 30, 2019, was $1,113,433 and $690,000, respectively. These amounts represent fees PricewaterhouseCoopers LLP billed to GSAM for services related to the SSAE 18 report.

The aggregate audit-related fees billed by PricewaterhouseCoopers LLP to GSAM and any entity controlling, controlled by, or under common control with GSAM, that provides ongoing services to the Funds, for engagements directly related to the GER operations and financial reporting, for the fiscal years ended November 30, 2018 and November 30, 2019, was $1,113,433 and $690,000, respectively. These amounts represent fees PricewaterhouseCoopers LLP billed to GSAM for services related to the SSAE 18 report.

Tax Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for services rendered to GMZ for tax compliance, tax advice and tax planning for the Fund’s fiscal years ended November 30, 2018 and November 30, 2019 were $139,000 and $42,500, respectively. The aggregate fees billed by PricewaterhouseCoopers LLP for services rendered to GER for tax compliance, tax advice and tax planning for the Fund’s fiscal years ended November 30, 2018 and November 30, 2019 were $139,000 and $42,500, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent registered public accountant’s tax division except those services related to the audits. This category comprises fees for tax compliance services provided in connection with the preparation and review of the Funds’ tax returns.

Tax fees were billed by the Funds’ independent registered public accountant to GSAM, and any entity controlling, controlled by, or under common control with GSAM, that provides ongoing services to the Funds, for engagements directly related to the Funds’ operations and financial reporting, in the amounts of $45,728 and $31,675 for the Funds’ fiscal years ended November 30, 2018 and November 30, 2019, respectively.

All Other Fees

No fees were billed by PricewaterhouseCoopers LLP for products and services provided to the Funds, other than the services reported in “Audit Fees,” “Audit Related Fees,” and “Tax Fees” above, in the Funds’ fiscal years ended November 30, 2018 and November 30, 2019.

No other fees were billed by the Funds’ independent registered public accountant to GSAM, and any entity controlling, controlled by, or under common control with GSAM, that provides ongoing services to the Funds, for engagements directly related to the Funds’ operations and financial reporting, in the Funds’ fiscal years ended November 30, 2018 and November 30, 2019.

Aggregate Non-Audit Fees

No non-audit fees were billed to the Funds by PricewaterhouseCoopers LLP for in the Funds’ fiscal years ended November 30, 2018 and November 30, 2019.

No non-audit fees were billed to the Funds’ investment adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the Funds’ fiscal years ended November 30, 2018 and November 30, 2019. This includes any non-audit services required to be pre-approved or non-audit services that did not require pre-approval since they did not directly relate to the Funds’ operations or financial reporting.

Pre-Approval of Audit and Non-Audit Services Provided to the Funds

The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by each Audit Committee of the Boards of Trustees of the Funds sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for the Funds may be pre-approved. Services may be pre-approved specifically by each Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the audit committee financial expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that each Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by the Funds at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to the Funds’ Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to the Funds, the Audit Committee will pre-approve those non-audit services provided to the Fund’s investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Funds) where the engagement relates directly to the operations or financial reporting of the Funds.

Each Audit Committee has considered these fees and the nature of the services rendered, and has concluded that they are compatible with maintaining the independence of PricewaterhouseCoopers LLP. Each Audit Committee did not approve any of the audit-related, tax, or other non-audit fees described above pursuant to the “de minimis exceptions” set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X. PricewaterhouseCoopers LLP did not provide any audit-related services, tax services or other non-audit services to GSAM or any entity controlling, controlled by or under common control with GSAM that provides ongoing services to the Funds that the Audit Committee was required to approve pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. Each Audit Committee considered whether the provision of non-audit services rendered to GSAM and any entity controlling, controlled by, or under common control with GSAM that provides ongoing services to the Funds that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Funds is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

VOTE REQUIRED FOR THE ELECTION OF THE TRUSTEES AND

APPROVAL OF OTHER MATTERS AT THE MEETING

A quorum for the transaction of business at the Meeting is established by the presence, in person or by proxy, of holders representing a majority or more of the votes entitled to be cast at the Meeting, but any lesser number will be sufficient to attain a quorum for the purpose of voting on adjournment (as further detailed below).

Provided a quorum is present, the election of the Nominees of the Funds (Proposal 1) shall be decided by a majority of the shares outstanding and entitled to vote thereon present in person or by proxy. Cumulative voting is not permitted. If a proxy card is properly executed and returned accompanied by instructions to withhold authority, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum, but will not be counted in favor of Proposal 1.

Abstentions will be treated as shares that are present, and thereby included for purposes of determining whether a quorum is present at the Meeting, but will not be treated as a vote cast. Abstentions (which are treated as shares present and entitled to vote) will have the same effect as a vote “against” Proposal 1.

If at the time the Meeting is called to order a quorum is not present in person or by proxy, or if a quorum is present but sufficient votes in favor of a Proposal have not been received, the Meeting may be adjourned to a later date by the chairman of the meeting, or by a vote of shareholders. In the event of a shareholder vote on adjournment, any such adjournment will require the affirmative vote of a majority of the shares of a Fund present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of such Proposal in favor of such an adjournment, and will vote those proxies required to be voted against such Proposal against any such adjournment. Abstentions effectively will be a vote “against” adjournment. Subject to the foregoing, the Meeting may be adjourned and re-adjourned without further notice to shareholders. However, if, after adjournment, a new record date is fixed for the adjourned meeting, the Secretary or an Assistant Secretary shall give notice of the adjourned meeting to Shareholders of record entitled to vote at such meeting.

BENEFICIAL OWNERSHIP OF SHARES

To the knowledge of the management of each Fund, the following persons owned beneficially more than 5% of the noted Fund’s outstanding shares at February 19, 2020. This information is based on publicly available Schedule 13D and 13G disclosures filed with the Commission.

Title of Class	Name and Address of Beneficial Owner(s)	Amount and Nature of Beneficial Ownership	Percent of Class
GMZ—Common Shares	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	3,155,428 shares with shared dispositive power (1)	7.14%

GMZ—Common Shares	Bank of America Corporation Bank of America Corporate Center 100 North Tryon Street, Charlotte, NC 28255	22,600 shares with shared voting power; 2,355,704 shares with shared dispositive power (2)	5.30%

Title of Class	Name and Address of Beneficial Owner(s)	Amount and Nature of Beneficial Ownership	Percent of Class
GER—Common Shares	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	4,117,787 shares with shared dispositive power (3)	5.21%

GER—Common Shares	Morgan Stanley Morgan Stanley Smith Barney LLC 1585 Broadway Avenue New York, NY 10036	5,698,796 shares with shared dispositive power (4)	7.20%

1	Based on a Schedule 13G/A filed with the SEC on January 27, 2020.
2	Based on a Schedule 13G/A filed with the SEC on February 14, 2020.
3	Based on a Schedule 13G/A filed with the SEC on January 17, 2020.
4	Based on a Schedule 13G/A filed with the SEC on February 13, 2020.

SHAREHOLDER PROPOSALS

Any shareholder who wishes to submit proposals for inclusion in a Fund’s proxy materials for a subsequent shareholders meeting should give notice in writing to the Secretary of the Funds, and such proposed business must be a proper matter for action by the Fund’s shareholders. For such proposals to be timely for a Fund’s 2021 annual meeting, a shareholder’s notice must be received by the Secretary at such Fund, c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York, 10282, no earlier than September 22, 2020 and no later than 5:00 p.m., Eastern Time, on October 22, 2020; provided, however, that in the event that the date of such Fund’s 2020 annual meeting of shareholders is advanced or delayed by more than 30 days from the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in a Fund’s proxy materials or be able to be presented at the 2021 annual meeting of shareholders. Inclusion of such proposals is subject to limitations under the federal securities laws and informational and other requirements of such Fund’s current By-Laws, as in effect from time to time.

ADDITIONAL INFORMATION

Investment Adviser

Goldman Sachs Asset Management, L.P.

200 West Street

New York, New York 10282

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on a review of the reports filed with the SEC and confirmation received from the relevant Funds’ officers and Trustees, the Funds believe that during the fiscal year ended November 30, 2019, all Section 16(a) filing requirements applicable to the Funds’ officers and Trustees were complied with.

February 19, 2020

Shareholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to vote by mail, Internet or telephone. If you choose to vote by mail, please sign and date the enclosed proxy card or voting instruction form and return it in the enclosed envelope. No postage is required if mailed in the United States. If you choose to vote by Internet or telephone, please use the control number on the proxy card or voting instruction form and follow the instructions on the proxy card or voting instruction form. If you have any questions regarding the proxy materials please contact your Fund at 1-866-434-7510.

EXHIBIT A

Goldman Sachs Listed Closed-End Funds1 Audit Committee Charter

Organization and Purpose

The Board of Trustees (the “Board”) of the Fund has established an Audit Committee (the “Committee”), comprised of each of the Fund’s Independent Trustees. Independent Trustees are those Trustees who meet the independence standards set forth in the Fund’s Governance and Nominating Committee Charter and who do not receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Fund except compensation for service as a member of the Board or a committee of the Board.

The Committee has been established by and among the Trustees for the purpose of, among other things as set forth below, assisting the Board with oversight of (1) the integrity of the Fund’s financial statements, (2) the Fund’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, (4) the performance of the Fund’s internal audit function and independent auditor, and (5) preparation of the Audit Committee report required to be included in the Fund’s proxy statement.

Each member of the Committee must be financially literate, or become financially literate within a reasonable period of time after his or her appointment to the Committee, as such qualification is interpreted by the Fund’s Board in its business judgment. The Committee’s composition shall meet such other regulatory requirements relating to audit committees established from time to time by the Securities and Exchange Commission (“SEC”) and any other applicable governmental entity or self-regulatory organization or law to which the Fund is subject. The Board, with the assistance of the Committee, shall determine whether any member of the Committee is an “audit committee financial expert” (“ACFE”) as defined by the applicable regulations of the SEC, and the Board may presume that the ACFE satisfies the financial literacy requirement. The Committee will select one of its members to be its chair. If a member simultaneously serves on the audit committees of more than three public companies, the Board must determine that such simultaneous service will not impair the ability of such member to effectively serve on the Committee, and must disclose such determination either on or through the Fund’s website, in its annual proxy statement, or in the Fund’s annual report.2

The Committee will set its agenda and the places and times of its meetings. The greater of one-third or two members of the Committee shall constitute a quorum. Except as otherwise required by applicable law, the Committee shall act by a vote of a majority of the Committee members at a Committee meeting, including a meeting held by conference telephone, teleconference or other electronic media or communication equipment, or by written consent of a majority of the Committee members without a meeting. Any written consent or waiver may be provided and delivered to the Committee chair by e-mail, facsimile or other similar electronic mechanism.

Statement of Policy

The Committee shall oversee the audit process and provide assistance to the Board in fulfilling its responsibilities in overseeing financial reporting. The Committee will also assist the Board with the oversight of the Fund’s compliance with regulatory requirements that relate to the fund accounting and financial reporting, internal control over financial reporting and independent audits. In so doing, the Committee will endeavor to facilitate free and open means of communication among the Fund’s Trustees, independent registered public accounting firm (the “independent auditor”), and management. A primary objective of the Committee is to help set the “tone at the top” for quality financial reporting and a sound system of internal controls over financial

[1]

This charter shall apply to any listed closed-end management investment company (a “Fund”) managed by Goldman Sachs Asset Management, L.P. (“GSAM”) or an affiliated person of GSAM, as listed in Schedule A of this charter.

[2]	For purposes of this requirement, where a Trustee serves on multiple boards in the same fund complex, such service will be counted as one board.

reporting. The Committee will regularly report its activities, observations, and recommendations to the Board. The Committee’s activities and effectiveness will be assessed periodically and reviewed with the Board.

Summary of Responsibilities

The function of the Committee is oversight. Management of the Fund (“Management”) is responsible for the preparation, presentation, and integrity of the Fund’s financial statements. Management draws upon different parts of the Goldman Sachs corporate structure in fulfilling this role — the Controllers department (within the Finance Division) and the Operations Division (working in conjunction with GSAM Global Fund Services) are responsible for applying appropriate accounting and financial reporting principles and maintaining policies and internal controls and procedures designed to assure compliance with generally accepted accounting principles (GAAP) and applicable laws and regulations. In fulfilling its role under this Charter, Management also delegates certain functions to the Fund’s accounting agents, but remains responsible for those functions. The independent auditor for the Fund is responsible for planning and executing audits consistent with applicable professional standards and in accordance with the terms of the engagement letter(s). The independent auditor will report directly to the Committee. The Committee shall provide for appropriate funding for the payment of compensation to the independent auditor, any other counsel or advisors engaged by the Committee at its discretion, and the ordinary administrative expenses of the Committee as necessary or appropriate in carrying out its duties.

The Committee performs its functions under this Audit Committee Charter on the basis of information provided or representations made to it by the Fund’s independent auditor, Management, and/or other service providers, and/or by legal counsel and/or other experts or consultants. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee (including any member designated as an ACFE) any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Board member of the Fund under applicable federal and state law.

Subject to regulatory mandates, the policies and procedures of the Committee should remain flexible in order to react to changing conditions and to assist the Committee in providing assurance to the Board and shareholders that the Fund’s accounting and reporting practices are in accordance with applicable requirements.

The following are the duties and responsibilities of the Committee:

Primarily Related to the Independent Auditor

1.	Evaluate and select (subject to ratification by the Board) the Fund’s independent auditor.

2.	Participate in the selection process and approve the new lead audit partner(s) as a result of mandatory audit partner rotation.

3.

Be responsible for the appointment, compensation, retention and oversight of the work of the independent auditor engaged (including resolution of disagreements between Management and the auditor regarding financial reporting) for the purpose of rendering or issuing an audit report or performing other audit or attest services for the Fund.

4.

At least annually, obtain and review a report by the independent auditor describing the auditors’ internal quality-control procedures, as well as any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, including the Public Company Accounting Oversight Board (“PCAOB”), within the preceding five years, with respect to one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues.

5.	Review and approve the compensation of any advisers employed by the Committee as described herein.

6.

Evaluate the qualifications, performance and independence of the auditor in light of the report identified in Item 3 above and its work throughout the year, as well as the auditor’s lead partner, and request an annual representation from the independent auditor regarding its independence under applicable professional and regulatory standards. As part of its evaluation of the independence of the auditor, the Committee may inquire into and consider the opinions of Management and Internal Audit (or other personnel responsible for the internal audit function), and may consider such items as: (1) the audit and non-audit services performed by the auditor and related fees; (2) the hiring of partners or employees or former partners or employees of the auditor by the Fund and its affiliates; (3) whether any non-audit services provided by the auditor to the Fund investment adviser(s) or any adviser affiliate that provides ongoing services to the Fund are compatible with maintaining the auditors’ independence; (4) the rotation of the auditor(s’) partners who participate in providing auditing services to the Fund and (5) other relationships, if any, between the Fund and the auditor that may bear on the independence or objectivity of the auditor.

7.

Set policies governing the hiring by entities within the Fund’s Investment Company Complex[3] of any current or former employee of the Fund’s independent auditors, and to assess compliance with these policies. These policies provide, among other things, that no former employee of the independent auditors who was a member of the Fund’s audit engagement team may undertake any financial reporting role at the Fund within one year of the date of the commencement of procedures for a review or audit.

8.

Meet with the independent auditor and financial and accounting personnel of the Fund to review the scope of the proposed audits for the current year, the audit procedures to be utilized, and the key risk considerations, and at the conclusion thereof, review the results of such audit, including the independent auditor(s’) opinions on the Fund’s financial statements and any management letters, comments, or recommendations of the independent auditor and consider Management’s response to such.

9.

Meet (A) separately, periodically, with Management and with independent auditors and (B) at least annually with the independent auditor (or more frequently if circumstances dictate) alone and outside the presence of Management personnel in executive session, to discuss any problems or difficulties the independent auditors encountered in the course of the audit work, including any restrictions on the scope of the independent auditors’ activities or access to requested information and any significant disagreements with Management, whether or not satisfactorily resolved, and Management’s response.

10.

Review and discuss with Management and the Fund’s independent auditor the Fund’s audited annual financial statements, including the Fund’s disclosure of management’s discussion of Fund performance and the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Fund. Review and discuss with Management the Fund’s unaudited semi-annual financial statements, including the Fund’s disclosure of management’s discussion of Fund performance.

[3]	“Investment company complex” includes:
•	the Fund and its investment adviser or sponsor;
•

any entity controlling, controlled by or under common control with the investment adviser or sponsor, if the entity: (i) is an investment adviser or sponsor; or (ii) is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser or sponsor; and

•	any investment company, hedge fund or unregistered fund that has an investment adviser included in the definition set forth in either of the two bullet points above.

An investment adviser, for these purposes, does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser. Sponsor refers to the sponsor of a unit investment trust.

11.

Oversee the preparation of the Audit Committee report required to be included in the Fund’s proxy statement for its annual meeting of shareholders (if such meeting is required by law). The report shall indicate whether the Committee has (i) reviewed and discussed the financial statements with management; (ii) discussed with the independent auditor the matters required to be discussed by the PCAOB Standard No. 16, as modified or supplemented; and (iii) received written disclosures and the letter from the independent auditor required by applicable requirements of the PCAOB Ethics and Independence Rule 3526 regarding the independent auditor’s communications with the Committee concerning independence, and has discussed with the independent auditor the auditor’s independence. The Committee’s report should also indicate whether the Committee, based on its review and its discussions with management and the independent auditor, recommends to the Board that the financial statements be included in the Fund’s annual report for the last fiscal year.

12.

Review and discuss with Management and the Fund’s independent auditor any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Fund’s selection or application of accounting principles, and major issues as to the adequacy of the Fund’s internal controls over financial reporting and any special audit steps adopted in light of material control deficiencies.

13.

Consider and, if appropriate, recommend to the Board the publication of the Fund’s annual audited financial statements in the Fund’s annual report in advance of the printing and publication of the annual report, based on its review and discussions of such annual report with the independent auditor and Management.

14.	Meet (as circumstances dictate) with any certified public accountant and audit firm rendering reports to the Committee or the Board.

15.

Receive from the Fund’s independent auditor timely communications discussing any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s), including matters required to be discussed under the PCAOB Standard No. 16.

16.

Review with financial and accounting personnel and the independent auditor the quality, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be used by the Fund.

17.

Review with the independent auditor and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Fund, and consider any recommendations for the improvement of the Fund’s internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

18.

Review with the independent auditor and financial and accounting personnel the risk of fraud and the adequacy of internal controls to identify any payments, transactions or procedures that might be deemed fraudulent, illegal or otherwise improper.

19.	Review with the independent auditor and financial and accounting personnel, issues arising under the valuation and compliance procedures used for the Fund.

Primarily Related to Management and/or Internal Audit

20.	Review with the financial and accounting personnel the performance of the fund accounting agents in providing accounting and financial reporting services to the Fund.

21.

Review and discuss with Internal Audit the internal audit function and responsibilities and any scope restrictions encountered during the execution of internal audit responsibilities, normally on at least an annual basis.

22.

Discuss with representatives of Internal Audit the scope and staffing of the internal audit plan to be performed by Internal Audit as it relates to the Fund’s control environment. After the conclusion of these audits, discuss the significant results of the audits and Management’s responses thereto.

23.

Discuss with Management earnings press releases and review generally the type and presentation of information to be included in earnings press releases. Review any financial information and earnings guidance provided to analysts and rating agencies; however, the Committee need not discuss in advance each instance in which a listed company may provide earnings guidance.

24.	Review and discuss with Internal Audit its Charter, normally on an annual basis.

25.	Review and discuss with Internal Audit the adequacy of the Fund’s internal controls (including the fraud risk), at least on an annual basis.

26.	Meet with representatives of Internal Audit at least annually in executive session, or more frequently as circumstances dictate.

27.	Meet at least annually with the Fund’s principal financial officer in executive session, or more frequently as circumstances dictate.

28.

Receive, in accordance with applicable regulations, communications from the Fund’s principal executive officer and principal financial officer, based on their periodic evaluations, regarding: (a) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Fund’s ability to record, process, summarize, and report financial information; and (b) any fraud, whether or not material, that involves Management or other employees who have a significant role in the Fund’s internal control over financial reporting.

29.

Review analyses prepared by Management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

30.	Review with Management (and if necessary, the independent auditor) periodically any tax matters or developments that could affect the Fund.

31.	Review Management’s periodic reports concerning any organizational or personnel changes that could affect the nature or quality of the Fund’s accounting, financial reporting and internal controls.

32.	As the Committee deems appropriate, inquire into the internal control over financial reporting of the Fund’s service providers.

Other

33.

Investigate any circumstance that comes to the attention of the Committee that indicates that any officer, director or Board member of the Fund or its investment adviser or principal underwriter, or any person acting under their direction, may have violated applicable regulatory provisions prohibiting: (a) materially false or misleading statements or omissions in connection with any audit of the Fund’s financial statements or the preparation of any document or report required to be filed with a regulatory body; or (b) actions to fraudulently influence, coerce, manipulate or mislead the Fund’s independent auditor in connection with their opining on the Fund’s financial statements.

34.

Review periodically the procedures for the receipt, retention, and treatment of complaints regarding: (a) accounting, internal controls, or auditing matters relating to the Fund; (b) other legal, compliance, and ethical issues relating to the Fund; and (c) instances of suspected financial statement or other fraud relating to the Fund. The Committee shall confirm annually whether the procedures provide for the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by officers and Trustees of the Fund, employees of The Goldman Sachs Group, Inc. and its affiliates and, as applicable, other persons covered by the procedures.

35.

Confirm that the Board is engaged in periodic discussions regarding policies with respect to risk assessment and risk management and guidelines and policies to govern the process by which the Fund’s exposure to risk is assessed and managed as well as the Fund’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

36.	Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

37.

Review with the Board any issues that arise with respect to the quality or integrity of the Fund’s financial statements, the Fund’s compliance with legal or regulatory requirements, the performance and independence of the independent auditors, or the performance of the Internal Audit function.

38.

Evaluate the performance of the Committee at least annually, or more frequently if circumstances dictate. Such evaluation should include a comparison of the performance of the Committee with the requirements of this Charter.

39.	Review the provisions of this Audit Committee Charter at least annually, or more frequently if circumstances dictate. This Charter may be amended by a majority of the Independent Trustees.

Pre-Approval of Audit and Non-Audit Services

40.

The Committee will pre-approve, pursuant to pre-approval policies established from time to time by the Committee, all engagements of the Fund’s independent auditor that are required to be pre-approved under federal securities regulations, subject to any de minimis or other exceptions permitted by such regulations.

41.

The Committee will review with the independent auditor, and financial, accounting and appropriate GSAM personnel, the controls applied by the independent auditor and Management to assure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion.

42.

The Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services rendered by the Fund’s independent auditor, to a subcommittee of one or more members. Any decision of the subcommittee, including pre-approvals, shall be presented to the full Committee at its next regularly scheduled meeting. The Committee shall communicate any pre-approval made by it or a delegate to Management, who will ensure that the appropriate disclosure is made in the Fund’s periodic reports required by Section 13(a) of the Securities Exchange Act of 1934, as amended, and other documents as required under the federal securities laws.

Additional Matters

43.

The Committee is authorized to investigate any matter brought to its attention within the scope of its duties, and is authorized to meet with the internal audit or compliance personnel of Management as the Committee deems appropriate in connection with the performance of its responsibilities.

44.

The Committee may request to meet with internal legal and compliance personnel, including the Fund’s chief compliance officer. The Committee may also request to meet with entities that provide significant accounting or administrative services to the Fund.

45.	The Committee is authorized to engage independent counsel and other advisers as it deems necessary to carry out its duties.

Schedule A

Goldman Sachs Closed-End Funds

Goldman Sachs MLP Income Opportunities Fund

Goldman Sachs MLP and Energy Renaissance Fund

EXHIBIT B

Governance and Nominating Committee Charter

Goldman Sachs Closed-End Funds1

Organization and Purpose

The Board of Trustees (the “Board”) of each of Goldman Sachs Closed-End Funds (all such funds, the “Closed-End Funds” or the “Funds”) has established a Governance and Nominating Committee (the “Committee”), comprising all of the Funds’ Independent Trustees. “Independent Trustees” are those Trustees who: (a) are independent of the management of Goldman, Sachs & Co.; (b) are not “interested persons” of the Funds or any investment adviser or principal underwriter of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”); and (c) do not accept any consulting, advisory or other compensatory fee from the Funds except in their capacities as members of the Board or committees thereof (Board and committee members serving the Funds in additional capacities, e.g., as Chairman of the Board or as Audit Committee Financial Expert, may receive additional compensation). The Committee has been established for the following purposes: (1) assisting the Board in matters involving fund governance and industry best practices; (2) with respect to the selection and nomination of Independent Trustees, satisfying certain regulatory requirements adopted by the Securities and Exchange Commission (the “SEC”); and (3) advising the Board from time to time on ways to improve its effectiveness.

Statement of Policy

The mission of the Board is to represent and protect the interests of the Funds and their shareholders. In doing so, the Board has the legal responsibility for overseeing the affairs of the Funds. It is the policy of the Board that in fulfilling its mission and meeting its responsibilities, the Trustees will seek high standards of integrity, commitment and independence of thought and judgment in a manner that is consistent with best practices of fund governance.

Summary of Responsibilities

The Committee will have the following responsibilities:

1.	Making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing their management.

2.	Monitoring the governance policies set forth in the Trustee Charter adopted by the Board, and recommending such changes to those policies as the Committee deems appropriate from time to time.

3.	Making recommendations to the Board regarding its size, structure and composition as well as qualifications for Board membership.

4.	Making recommendations to the Board with respect to the Board’s committee structure, committee membership and chairmanship.

5.	Monitoring the Funds’ standards of Trustee independence.

[1]

This charter shall apply to any listed closed-end management investment company (a “Fund”) managed by Goldman Sachs Asset Management, L.P. (the “Adviser”) or an affiliated person of GSAM, as listed in Schedule A of this charter.

6.

Overseeing and reviewing the Board and committee evaluations performed from time to time in accordance with the Trustee Charter and, based on its review, recommending such actions as the Committee deems appropriate.

7.	Keeping informed of regulatory changes and industry practices relating to fund governance and recommending such changes as the Committee deems appropriate.

8.	Oversee the process for setting independent Trustee compensation.

9.	Overseeing the continuing education of incumbent and new Independent Trustees.

10.	Reviewing periodically the investments made by the Trustees in the Funds pursuant to the policies set forth in the Trustee Charter.

11.	Selecting and nominating candidates for election or appointment as non-interested members of the Board and the retention of such members, as discussed below.

In carrying out its responsibilities under this Charter, the policies and procedures of the Committee should remain flexible in order to best react to changing conditions and to provide assurance to the full Board and shareholders that the Funds’ governance practices are in accordance with applicable requirements and are of the highest quality.

The Committee performs its functions under this Governance and Nominating Committee Charter (the “Charter”) on the basis of information or advice provided or representations made to it by the management of the Funds, or by service providers, or by legal counsel or other experts or consultants, without independent verification. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of the Funds under applicable federal and state law.

Selection, Nomination and Retention of Independent Trustees

The Committee will be responsible for the selection and nomination of the candidates for election or appointment as independent Trustees of the Funds. In connection with the selection and nomination of candidates to the Board, the Committee will evaluate the qualifications of candidates for Board membership and their independence from each Fund’s respective investment adviser, principal underwriter(s), and other principal service providers. Persons selected must be independent under the provisions of the 1940 Act. The Committee will also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment adviser or other service providers). Candidates should have the capacity to address financial and legal issues and to exercise reasonable business judgment. Without limiting the foregoing, the Committee will also consider, among other criteria, a candidate’s:

(a)	experience in business, financial or investment matters or in other fields of endeavor;

(b)	financial literacy and/or whether he or she is an “audit committee financial expert” as defined in Item 3 of Form N-CSR (for the Closed-End Fund only);

(c)	reputation;

(d)	ability to attend scheduled Board and Committee meetings;

(e)	general availability to attend to Board business on short notice;

(f)	actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Funds;

(g)	length of potential service;

(h)	commitment to the representation of the interests of the Funds and their shareholders;

(i)	commitment to maintaining and improving Trustee skills and education; and

(j)	experience in corporate governance and best business practices.

The Committee will also consider the diversity of the Board’s composition as part of the selection and nomination process.

In considering the selection and nomination of independent Trustee candidates, it is expected that the Committee will consult with the interested Trustees and Officers of the Funds and such other persons as the Committee deems appropriate.

While the Committee is solely responsible for the selection and nomination of the Funds’ Trustees, the Committee shall review and consider nominations for the office of Trustee made by management and by Trust shareholders who have sent nominations (which include, in the case of the Closed-End Funds, the information required by the Closed-End Funds’ By-Laws, and, in the case of GST II, the biographical information and qualifications of the proposed nominee) to the Secretary of the Funds, as the Trustees deem appropriate.

In addition, the Committee shall work to retain high performing independent Trustees, once elected or appointed as the case may be.

Additional Matters

12.

The Committee will meet at such times as it deems appropriate. The Committee will set its agenda and the places of its meetings. The Committee may meet alone and outside the presence of management personnel.

13.	The Committee will submit the minutes of all of its meetings to, or discuss the matters discussed at each Committee meeting with, the full Board.

14.

The Committee may delegate any portion of its authority to a subcommittee of one or more members. Any decision of the subcommittee shall be presented to the full Committee at its next regularly scheduled meeting.

15.

The Committee is authorized to investigate any matter brought to its attention within the scope of its duties, and is authorized to meet with the compliance personnel of management as the Committee deems appropriate in connection with the performance of its responsibilities.

16.	The Committee is authorized to engage independent counsel and other advisers as it deems necessary to carry out its duties.

17.	The Committee shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisers employed by the Committee as described above.

18.

Except as otherwise provided by the Board or required by applicable law, the Committee shall act by a vote of a majority of the Committee members at a Committee meeting, including a meeting held by conference telephone, teleconference or other electronic media or communication equipment, or by written consent of all of the Committee members without a meeting. Any written consent or waiver may be provided and delivered to the Committee chair by e-mail, facsimile or other similar electronic mechanism.

19.	The Committee will periodically review the provisions of this Governance and Nominating Committee Charter.

Schedule A

Goldman Sachs Closed-End Funds

Goldman Sachs MLP Income Opportunities Fund

Goldman Sachs MLP and Energy Renaissance Fund

MLPCEFPROXY2020

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 30 Hudson St, 21ST Floor, Room 21L Jersey City, NJ 07302 on March 26, 2020

Please detach at perforation before mailing.

PROXY	GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 26, 2020

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Goldman Sachs MLP and Energy Renaissance Fund, revoking previous proxies, hereby appoints Joseph F. DiMaria and Caroline L. Kraus, or any one of them, true and lawful attorneys with power of substitution of each, to vote all shares of Goldman Sachs MLP and Energy Renaissance Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders (“Annual Meeting”) to be held on March 26, 2020, at 9:30 a.m. Eastern Time, at the offices of Goldman Sachs Asset Management, L.P. (“GSAM”), located at 30 Hudson Street, 21ST Floor- Room 21L, Jersey City, NJ, 07302 and at any postponement or any adjournment thereof as indicated on the reverse side of this card, and to otherwise represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting.

Receipt of the Notice of Annual Meeting and the accompanying Proxy Statement is hereby acknowledged by the undersigned. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the two Class II Trustees nominees Linda A. Lang and James A. McNamara (Proposal 1). Additionally, in their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

GER_31081_010320

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Goldman Sachs MLP and Energy Renaissance Fund

Shareholders Meeting to Be Held on March 26, 2020, at 9:30 a.m. (Eastern Time)

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/gld-31081

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	☒

A	Proposal THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE NOMINEES FOR TRUSTEES IN PROPOSAL 1.

1.	To elect Trustees to the Board of Trustees:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01 Linda A. Lang (Class II) 02 James A. McNamara (Class II)	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof in the discretion of the proxy holders.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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∎	608999900109999999999			+
	xxxxxxxxxxxxxx	GER 31081	M xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 30 Hudson St, 21ST Floor, Room 21L Jersey City, NJ 07302 on March 26, 2020

Please detach at perforation before mailing.

PROXY	GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 26, 2020

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Goldman Sachs MLP Income Opportunities Fund, revoking previous proxies, hereby appoints Joseph F. DiMaria and Caroline L. Kraus, or any one of them, true and lawful attorneys with power of substitution of each, to vote all shares of Goldman Sachs MLP Income Opportunities Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders (“Annual Meeting”) to be held on March 26, 2020, at 9:30 a.m. Eastern Time, at the offices of Goldman Sachs Asset Management, L.P. (“GSAM”), located at 30 Hudson Street, 21ST Floor- Room 21L, Jersey City, NJ, 07302 and at any postponement or any adjournment thereof as indicated on the reverse side of this card, and to otherwise represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting.

Receipt of the Notice of Annual Meeting and the accompanying Proxy Statement is hereby acknowledged by the undersigned. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the two Class III Trustee nominees Lawrence W. Stranghoener and Caroline Dorsa (Proposal 1). Additionally, in their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

GMZ_31081_010320

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Goldman Sachs MLP Income Opportunities Fund

Shareholders Meeting to Be Held on March 26, 2020, at 9:30 a.m. (Eastern Time)

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/gld-31081

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	☒

A	Proposal THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE NOMINEES FOR TRUSTEES IN PROPOSAL 1.

1.	To elect Trustees to the Board of Trustees:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01 Lawrence W. Stranghoener (Class III) 02 Caroline Dorsa (Class III)	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof in the discretion of the proxy holders.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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608999900109999999999

∎	xxxxxxxxxxxxxx	GMZ 31081	M xxxxxxxx	+